Tradr 2X Long U Daily ETF

(Ticker Symbol: UNX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 3, 2026, to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On September 2, 2026, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long U Daily ETF (the “Fund”), a forward split of the issued and outstanding shares of the Fund, as described below.

After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on September 21, 2026, the Fund will affect a forward split of its issued and outstanding shares as follows:

Fund Name	Forward Split Ratio
Tradr 2X Long U Daily ETF	4-for-1

The forward share split will apply to shareholders of record as of the close of the Exchange on September 18, 2026 (the “Record Date”) payable after the close of the Exchange on the Payment Date (September 21, 2026). Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on September 22, 2026 (the “Ex-Date”).

As a result of the share split, shareholders of the Fund will receive three additional shares for each share held of the Fund. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-fourth of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical 4-for-1 share split (actual NAV, shares and total market value may vary):

4-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$100	$1,000
Post-split	40	$25	$1,000

The share split is not expected to result in a taxable transaction for shareholders of the Fund.

For additional information regarding the share split, shareholders may call the Fund at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.